UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

Baxalta Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-36782	47-1869689
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Lakeside Drive, Bannockburn, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 940-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 5, 2016, the Board of Directors (the “Board”) of Baxalta Incorporated (“Baxalta” or the “Company”) agreed to amend the Non-Employee Director Compensation Plan of Baxalta Incorporated (the “Non-Employee Director Compensation Plan”) as result of the Board’s cancellation of its 2016 annual meeting of shareholders in light of the Company’s proposed merger with Shire plc (“Shire”). The Non-Employee Director Compensation Plan provides for payment of compensation to members of the Board who are not employees of Baxalta or its subsidiaries for their services as members of the Board and its committees. The amendment to the Non-Employee Director Compensation Plan (the “Amendment”) adjusts the vesting of outstanding stock option and restricted stock unit (“RSU”) grants made in 2015 from the “date of the Annual Meeting” to May 10, 2016, the date the 2016 annual meeting of shareholders was originally scheduled. Additionally, the Amendment provides that 2016 equity grants shall be made on May 10, 2016 and that such grants take the form of 100% RSUs, in line with the annual grants made to Baxalta employees on March 3, 2016. This summary of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the form of Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

The Company early adopted Accounting Standards Update 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”) on a retroactive basis in its audited consolidated and combined financial statements as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013 presented in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2016 (“2015 Annual Report”). ASU 2015-17 requires deferred tax assets and liabilities to be classified as noncurrent on the balance sheet rather than being separated into current and noncurrent.

In light of the Company’s proposed merger with Shire, Shire will in due course be publishing both a prospectus with the UK Listing Authority and a circular convening a meeting of its stockholders (the “UK Documents”), which requires the inclusion of three years of audited financial statements (including balance sheets) for the Company. The Company’s financial statements presented in its 2015 Annual Report will be incorporated by reference in the UK Documents. To facilitate the inclusion of an audited balance sheet as of December 31, 2013 in the UK Documents, the Company is updating its audited combined financial statements as of December 31, 2014 and 2013 and for the three years ended December 31, 2014, 2013 and 2012 to reflect the retroactive application of the newly adopted ASU 2015-17. The updated financial statements are accompanied by an updated report from the Company’s independent registered accounting firm – PricewaterhouseCoopers LLP – to reflect this change, and will be incorporated by reference to Exhibit 99.1 to this Form 8-K in the UK Documents.

As of December 31, 2014, the adoption of ASU No. 2015-17 had the effect of reducing short-term assets by $215 million, increasing long-term assets by $14 million, reducing short-term liabilities by $4 million and reducing long-term liabilities by $197 million. As of December 31, 2013, the adoption of ASU 2015-17 had the effect of reducing short-term assets by $215 million, increasing long-term assets by $32 million, reducing short-term liabilities by $8 million and reducing long-term liabilities by $175 million. The retroactive application of ASU 2015-17 did not have an impact on the Company’s statements of income or other financial statements for the periods presented.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to the Non-Employee Director Compensation Plan of Baxalta Incorporated.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Baxalta Audited Financial Statements as of December 31, 2014 and 2013 and for the three years ended December 31, 2014, 2013 and 2012.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2016

BAXALTA INCORPORATED

By:	/s/ Stephanie D. Miller
Stephanie D. Miller
Senior Vice President, Associate General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

10.1	First Amendment to the Non-Employee Director Compensation Plan of Baxalta Incorporated.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Baxalta Audited Financial Statements as of December 31, 2014 and 2013 and for the three years ended December 31, 2014, 2013 and 2012.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document